SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) December 20, 2002


                         MMCA Auto Owner Trust 2002-5
                      (Issuer with respect to the Notes)
                        MMCA Auto Receivables Trust II
                 (Originator of MMCA Auto Owner Trust 2002-5)
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            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


     333-99539                                        41-2049902
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(Commission File Number)                   (I.R.S. Employer Identification No.)


6363 Katella Avenue, Cypress, California                      90630-5205
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(Address of Principal Executive Offices)                      (Zip Code)


                                (714) 236-1615
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in Item 7(c) below.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.


Exhibit                  Document Description
   No.


   1.1             Underwriting Agreement

   4.1             Amended and Restated Trust Agreement of the Issuer

   4.2             Sale and Servicing Agreement

   4.3             Indenture

   4.4             Administration Agreement

  10.1             Purchase Agreement

  10.2             Yield Supplement Agreement

  10.3             Interest Rate Swap Agreement

  10.4             Sub-Servicing Agreement

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MMCA Auto Receivables Trust II


                                  By: /s/ Hideyuki Kitamura
                                      ----------------------------------
                                      Name:  Hideyuki Kitamura
                                      Title: Secretary & Treasurer


                                  MMCA Auto Receivables Trust II,
                                     as originator of MMCA Auto Owner
                                     Trust 2002-5


                                  By: /s/ Hideyuki Kitamura
                                      ---------------------------------
                                      Name:  Hideyuki Kitamura
                                      Title: Secretary & Treasurer


Dated:  December 20, 2002

INDEX TO EXHIBITS


Exhibit No.        Document Description                            Sequential
                                                                   Page No.

       1.1         Underwriting Agreement

       4.1         Amended and Restated Trust Agreement of the Issuer

       4.2         Sale and Servicing Agreement

       4.3         Indenture

       4.4         Administration Agreement

      10.1         Purchase Agreement

      10.2         Yield Supplement Agreement

      10.3         Interest Rate Swap Agreement

      10.4         Sub-Servicing Agreement